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                                                                   EXHIBIT 10.25


                               GUARANTY OF PAYMENT

         THIS GUARANTY OF PAYMENT (this "Agreement") is made this 1st day of April 1998, by BIORELIANCE CORPORATION, a corporation organized and in good standing under the laws of the State of Delaware (the "Guarantor") in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

         A. BPG INDUSTRIAL PARTNERS II, LLC, a limited liability company organized under the laws of the State of Maryland (the "Borrower"), has applied to the Lender for a term loan in the principal amount of $4,650,000 (the "Loan"). The Loan is to be advanced pursuant to the provisions of a Loan Agreement of even date herewith by and between the Borrower and the Lender, and acknowledged by the Guarantor (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Loan Agreement"). The Loan is to be evidenced by, and repaid with interest in accordance with the provisions of, a Deed of Trust Note of even date herewith from the Borrower payable to the Lender in the principal amount of the Loan (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Note") and is secured by that certain Deed of Trust, Assignment and Security Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time the "Deed of Trust"), of even date herewith, made by the Borrower, the Guarantor and MAGENTA Corporation in favor of the trustees named therein for the benefit of the Lender.

         B. The proceeds of the Loan are being used for finance (i) the costs of constructing certain improvements located at Parcel N/Q in the Life Sciences Center, Montgomery County, Maryland (the "Premises") thereon consisting of a shell building and mezzanine, containing 58,733 square feet of space, more or less, certain systems in the building shell which the Borrower is
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constructing, and the parking lot, sidewalks, driveways and landscaping (the
"Improvements"; the Premises and the Improvements being hereinafter collectively referred to as the "Property"), (ii) the costs of acquiring the Property, obtaining the Loan, leasing the building and all related activities, including, without limitation, costs of all appraisals, inspections, studies and investigations of the Property prior to the Loan Closing, title reports and surveys, site preparation and development costs, fees of architects, engineers, site planners and other consultants, attorneys' fees (including those of Lender's counsel) and all fees and costs in connection with applying for and obtaining any permits and approvals, (iii) the development fee payable to the Borrower for constructing the Improvements, (iv) the amount payable to the Borrower in consideration for its option to purchase or lease Parcel N/Q, (v) reimbursements to the Guarantor of amounts advanced to the Borrower by the Guarantor, (vi) the Lender's commitment fee, and (vii) payments of interest under the Note, in accordance with the Loan Agreement. The Leasehold Parcel is leased to MAGENTA Corporation, an affiliate (the "Affiliate") of the Guarantor, pursuant to that certain Project Lease of even date herewith by and between the Borrower, as landlord, and the Affiliate, as tenant.

         C. The Guarantor as leasehold owner of the Property and parent corporation of the Affiliate will receive a direct economic benefit from the Loan and has requested the Lender to make the Loan to the Borrower pursuant to the Loan Agreement.

         D. The Lender has required, as a condition to the making of the Loan, the execution of this Agreement by the Guarantor.


         E. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Deed of Trust.


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         NOW, THEREFORE, in order to induce the Lender to make the Loan to the
Borrower, the Guarantor covenants and agrees with the Lender as follows:

         1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender (the "Obligations"): (a) the due and punctual payment in full (and not merely the collectibility) of the principal of the Note and the interest thereon, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Note and the Deed of Trust; (b) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or secured by, the Note, the Loan Agreement, the Deed of Trust or any other document now or hereafter evidencing or securing the Loan (together with the Note and the Deed of Trust, the "Loan Documents"); and (c) the due and punctual performance of all of the other terms, covenants and conditions contained in the Note and the other Loan Documents, on the part of the Borrower or any subsequent leasehold owner of the Property to be performed.

         2. Guaranty Unconditional. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor, but in accordance with and subject to the requirements of such Loan Documents, and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (a) waive compliance with, or any defaults under, or grant any other indulgences with respect to, the Loan Documents, provided, however, that the Lender will not enter into any written agreement to waive any Event of Default without the written consent of the Guarantor; (b) make advances for the purpose of performing any term or covenant contained in any of the Loan Documents with respect to which the Borrower or the then leasehold owner of the Property shall be in default and which the


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Lender is not otherwise obligated to provide the Guarantor with notice thereof; and (c) after an Event of Default assign or otherwise transfer the Loan Documents or this Agreement or any interest therein or herein. The obligations of the Guarantor under this Agreement shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Note or the Deed of Trust, or any security given therefor or in connection therewith, or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Lender will not enter into any written agreement to extend, renew, modify, amend, change or terminate any provisions of the Loan Documents without the written consent of the Guarantor.

         3. Guaranty Primary. The obligations and liability of the Guarantor under this Agreement shall be primary, direct and immediate; shall not be conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower with respect to the Loan Documents, whether pursuant to the terms thereof or by law; and shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Guarantor may have against the Borrower or the Lender. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrower and/or the then leasehold owner of the Property, or to sell at foreclosure or otherwise pursue or exhaust its remedies against the Property or any part thereof and/or against the Borrower or the then leasehold owner of the Property, before, simultaneously with or after enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Borrower and/or the then leasehold owner of the Property or in separate actions, as often as the Lender may deem advisable. The Lender agrees to promptly notify the Guarantor of the occurrence of any Default under the


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Loan, at the same time it provides the Borrower with written notice of any such
Default and provide the Guarantor with the same opportunity to cure as the Borrower under the Loan Documents.

         4. Waivers by Guarantor. The Guarantor hereby unconditionally and irrevocably waives: (a) presentment and demand for payment of the principal of or interest on the Note and protest of non-payment; (b) notice of acceptance of this Agreement and of presentment, demand and protest; (c) notice of all indulgences; (d) demand for observance, performance, or enforcement of any terms or provisions of this Agreement or any of the Loan Documents; and (e) any right or claim of right to cause a marshaling of the assets of the Borrower.

         5. Reimbursement for Expenses. If the Lender shall commence any action or proceeding for the enforcement of this Agreement, the Guarantor shall reimburse the Lender promptly upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

         6. Acceleration. Anything in this Agreement or in any of the Loan Documents to the contrary notwithstanding, the Lender, at its option, may, as to the Guarantor, accelerate the indebtedness evidenced and secured by the Loan Documents in the event (each an "Event of Default"): (a) a Default shall occur under any of the other Loan Documents, and such Default is not cured within any applicable grace period provided therein; (b) the Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or



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liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporate action shall be taken by the Guarantor for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of ninety (90) days, (c) default shall be made with respect to any evidence of indebtedness or liability for borrowed money (other than the Loan) having a principal amount in excess of $5,000,000, or any operating or capital lease having a value in excess of $5,000,000, if the effect of such default is to accelerate the maturity of such evidence of indebtedness or liability, (d) default shall occur under the Existing BioReliance Loan Term Agreement (as hereinafter defined) which remains uncured beyond any applicable grace or cure period, or (e) unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $5,000,000 in excess of any amounts covered by insurance against the Guarantor and the failure by the Guarantor to pay or discharge the same, or cause it to be discharged or vacated, within sixty (60) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

         7. Subordination; Subrogation. If the Guarantor shall advance any sums to the Borrower or if the Borrower shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Lender under the Loan Documents. Nothing herein contained shall be construed to give the Guarantor any right of subrogation in and to the Note or the Deed of Trust or all or any part of the Lender's interest therein, until all amounts owing to the Lender shall have been paid in full.


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Notwithstanding any provision of this Paragraph to the contrary, if the
Guarantor is or becomes an "insider" (as defined from time to time in Section 101 of the Federal Bankruptcy Code) with respect to the Borrower, then the Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement or any similar rights against the Borrower with respect to this Agreement, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties hereto that the Guarantor shall not be deemed to be a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code) of the Borrower by reason of the existence of this Agreement in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code.

         8. Representations and Warranties. The Guarantor represents and warrants that it will receive a direct and substantial benefit from the making of the Loan to the Borrower, that it has examined or has had an opportunity to examine documents referred to herein, that it has full power, authority and legal right to execute and deliver this Agreement, and that this Agreement is a binding legal obligation of the Guarantor.

         9. Affirmative Covenants. Until payment in full and the performance of all of the Obligations, the Guarantor shall comply with all of the covenants set forth in that certain Amended and Restated Replacement Loan Agreement dated as of October 31, 1997, by and among the Guarantor, Ma Bioservices, Inc., the Affiliate, Magenta Viral Production, Inc., and the Lender, as amended by that certain First Amendment to Amended and Restated Replacement Loan Agreement of even date herewith by and among the Guarantor, Ma Bioservices, Inc., the Affiliate, Magenta Viral Production, Inc., and the Lender (the Amended and Restated Replacement Loan Agreement,


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as the same may be amended from time to time, the "Existing BioReliance Term
Loan Agreement") including, but not limited to, the financial covenants set forth in Sections 5.3 and 5.4 thereof.

         10. Financial Statements. The Guarantor shall furnish or cause to be furnished to the Lender the financial information required under the Existing BioReliance Term Loan Agreement at the times required thereunder.

         11. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         12. Consent to Jurisdiction. The Guarantor irrevocably submits to the jurisdiction of any state court in Montgomery County or federal court for the Southern District of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment after any period to appeal has expired in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to whose jurisdiction the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

         13. Service of Process. The Guarantor hereby irrevocably designates and appoints The Corporate Trust Incorporated, 300 E. Lombard Street, Baltimore, Maryland 21202, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in


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any suit, action, or proceeding instituted in connection with this Agreement in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Guarantor shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

         The Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated herein and (b) serving a copy thereof upon the agent, if any, hereinabove designated and appointed by the Guarantor as the Guarantor's agent for service of process. The Guarantor irrevocably agrees that such service shall be deemed in every respect to be effective service of process in any such suit, action, or proceeding. Nothing in this Agreement shall affect the right of the Lender to serve process in any manner otherwise permitted by law.

         14. Waiver of Jury Trial. The Guarantor and the Lender hereby waive trial by jury in any action or proceeding to which the Guarantor and the Lender may be parties, arising out of or in any way pertaining to (a) this Agreement,
(b) the Loan or (c) the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by the Guarantor, and the Guarantor hereby represents and warrants that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantor further represents and warrants that it has been represented in the signing of this


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Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

         15. Voidable Preference; Fraudulent Conveyance. If at any time any payment, or portion thereof, made by, or for the account of, the Guarantor on account of any of the obligations and liabilities hereunder is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

         16. Notices. Notice, demand, request or other communication which either party may desire to give to the other with respect to this Agreement, shall be deemed to have been properly given if in writing and shall be effective upon delivery by hand or delivery by an overnight courier or three (3) banking days after being mailed by certified mail, postage prepaid return receipt requested, addressed as follows:

            If to the Lender, at:  NationsBank, N.A.
                                   6610 Rockledge Drive
                                   Third Floor
                                   Bethesda, Maryland 20817
                                   Attn: Elizabeth F. Shore

            with a copy to:        Ober, Kaler, Grimes & Shriver, P.C.
                                   1401 H Street, N.W., Suite 500
                                   Washington, D.C. 20005
                                   Attn: Richard M. Pollak, Esq.


            if to the Guarantor:   BioReliance Corporation
                                   9900 Blackwell Road


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                                   Rockville, Maryland 20850
                                   Attn: General Counsel

            with a copy to:        Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
                                   11921 Rockville Pike, 3rd Floor
                                   Rockville, Maryland 20852
                                   Attn: Rebecca  Oshoway, Esquire

                                   and

                                   BPG Industrial Partners II, LLC
                                   Tavern Square, Suite 305
                                   110 North Royal Street
                                   Alexandria, Virginia 22314
                                   Attn: Robert E. Buccini

                                   and

            with a copy to:        Arent, Fox, Kintner, Plotkin & Kahn
                                   1050 Connecticut Avenue, N.W.
                                   Washington, D.C. 20036
                                   Attn: Richard L. Brand, Esq.

Any of the parties hereto may designate a change of address by notice in writing to the other parties. Whenever in this Agreement the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

         17. Remedies Cumulative. All rights and remedies afforded to the Lender by reason of this Agreement, the Loan Documents, or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. Every right, power and remedy given by this Agreement to the Lender shall be concurrent and may be pursued separately, successively or together against the Guarantor and each such right, power and remedy may be exercised from time to time as often as the Lender may deem expedient. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No


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waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly signed by the Lender. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or any other right or remedy.


         18. Severability. If any provision (or any part of any provision) contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal or unenforceable.

         19. Successors and Assigns. This Agreement shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns as holder of the Note, and shall be binding upon, and enforceable against, the Guarantor and its heirs, personal representatives, successors and assigns.

         WITNESS the signature and seal of the Guarantor as of the day and year first above written.

WITNESS/ATTEST                      BIORELIANCE CORPORATION


_______________________________     BY:______________________________(SEAL)
                                       Name:
                                       Title: